Exhibit 10.5

THIRD AMENDMENT TO AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

May 1, 2007

Reference is made to that certain Amended and Restated Stockholders’ Agreement dated as of October 28, 2005 by and among Targa Resources Investments Inc., a Delaware corporation (the “Company”), and the Stockholders as amended by that First Amendment to Amended and Restated Stockholders’ Agreement dated January 26, 2006 and Second Amendment to Amended and Restated Stockholders’ Agreement dated March 30, 2007 (the “Stockholders’ Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Stockholders’ Agreement.

This Third Amendment to the Stockholders’ Agreement (“Third Amendment”) is entered into as of the first date written above by and among the Company and the Majority Holders.

RECITALS:

A. The Company and the Stockholders entered into the Stockholders’ Agreement to provide for, among other things, their respective rights and obligations in connection with their investment in the Company.

B. Pursuant to Section 6.6 of the Stockholders’ Agreement, the parties hereto desire to amend the Stockholders’ Agreement to add a new provision to Section 4.1 relating to vesting of shares of Management Stock for certain grants of restricted Common Stock and to increase the number of shares of restricted Common Stock that may be granted under the Company’s 2005 Stock Incentive Plan by 1,115,500 shares by amending Section 5.2(g)(xvi) of the Stockholders’ Agreement.

C. By executing this Third Amendment, the Company and the Majority Holders consent in writing to the amendments and modifications to the Stockholders’ Agreement set forth in this Third Amendment in accordance with Section 6.6 of the Stockholders’ Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1. Section 4.1(b) of the Stockholders’ Agreement shall be redesignated as Section 4.1(c), and the following new Section 4.1(b) shall be added after Section 4.1(a) of the Stockholders’ Agreement:

“(b) Notwithstanding the Vesting schedule set forth in Section 4.1(a) hereof:

(i) Shares of Management Stock issued to those certain Management Stockholders who have surrendered options relating to shares of Series B Preferred in exchange for a grant of shares of restricted Common Stock and a certain cash payment pursuant to each such Management Stockholder’s Option Surrender Agreement entered into with the Company and dated May 1, 2007, shall become vested in accordance with the following schedule if, as of each applicable date, such Management Stockholder is still employed by the Company or any of its subsidiaries: 80% of such Management Stockholder’s shares of such Management Stock will become vested on January 2, 2008, and the remaining 20% of such Management Stockholder’s shares of such Management Stock will become vested on the fourth anniversary of such Management Stockholder’s “Original Issuance Date,” as such term is defined in Section 3(a) of such Management Stockholder’s Restricted Stock Agreement entered into with the Company and dated as of May 1, 2007; and

(ii) Shares of Management Stock issued pursuant to a Restricted Stock Agreement dated as of May 1, 2007, to any individual other than those individuals described in Section 4.1(b)(i) above shall become vested in accordance with the following schedule if, as of each applicable date, such individual is still employed by the Company or any of its subsidiaries: 80% of such shares of Management Stock will become vested on January 2, 2008, and the remaining 20% of such shares of Management Stock will become vested on August 9, 2008.”

2. The reference to “6,178,382” in Section 5.2(g)(xvi) of the Stockholders’ Agreement shall be deleted and a reference to “7,293,882” shall be substituted therefor.

3. Limited Amendment. Except as expressly amended hereby, all other terms and provisions of the Stockholders’ Agreement shall continue in full force and effect.

4. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles of such state.

5. Counterparts. This Third Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the day, month and year above written.

COMPANY:

TARGA RESOURCES INVESTMENTS INC.

By:	/s/ Rene R. Joyce
Name:	Rene R. Joyce
Title:	Chief Executive Officer

Signature Page to

Third Amendment to Amended and Restated Stockholders’ Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the day, month and year above written.

MAJORITY HOLDERS:

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII I, C.V.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

WARBURG PINCUS GERMANY PRIVATE EQUITY VIII, K.G.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

Signature Page to

Third Amendment to Amended and Restated Stockholders’ Agreement

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

Signature Page to

Third Amendment to Amended and Restated Stockholders’ Agreement